SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2004




                                     TEKELEC
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   California
                -------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  0-15135                           95-2746131
     ----------------------------------   --------------------------------
         (Commission File Number)                (I.R.S. Employer
                                                Identification No.)

      26580 W. Agoura Road, Calabasas, CA               91302
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   (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (818) 880-5656

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  The following exhibit is furnished as a part of this Current Report on Form 8-K:

                Exhibit No.                 Description
                -----------                 -----------

                      99.1         Press Release dated April 22, 2004 of Tekelec

Item 12.  Results of Operations and Financial Condition.

     On April 22, 2004, Tekelec issued a press release announcing its financial results for the fiscal first quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and in the exhibit furnished herewith shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Tekelec

Dated: April 22, 2004               By:   /s/ Frederick M. Lax
                                        ----------------------------------------
                                           Frederick M. Lax
                                           President and Chief Executive Officer

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


                                  EXHIBIT INDEX

                Exhibit No.        Description of Exhibit
                -----------        ----------------------
                      99.1         Press Release dated April 22, 2004 of Tekelec



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